UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 3, 2006

Date of report (Date of earliest event reported)

NEW ULM TELECOM, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-3024	41-0440990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 North Minnesota Street

New Ulm, MN 56073

(Address of principal executive offices, including zip code)

(507) 354-4111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on form 8-K filed by New Ulm Telecom, Inc. on November 3, 2006 in connection with the acquisition described in Item 2.01 below that was completed on November 3, 2006. This amended form is being filed to include the financial information required by item 9.01.

Item 2.01	Completion of Acquisition or Deposition of Assets.

On November 3, 2006, New Ulm Telecom, Inc. (the “New Ulm”) announced that it had acquired a one-third interest in Hector Communications Corporation through the previously announced merger with Hector Acquisition Corporation. The Hector Acquisition Corporation is equally owned by New Ulm Telecom, Inc., Blue Earth Valley Communications, Inc. and Arvig Enterprises, Inc. Hector Acquisition Corporation acquired all of the outstanding shares of Hector Communications Corporation stock for $36.40 per share.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following audited consolidated financial statements of Hector Communications Corporation are filed with this Report as Exhibit 99.1:

•	Report of Independent Registered Public Accounting Firm for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Balance Sheets for the years ended December 31, 2005 and 2004

•	Consolidated Statements of Income for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Comprehensive Income for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Stockholder’s Equity for the years ended December 31, 2005, 2004 and 2003

•	Consolidated Statements of Cash Flows for the years ended December 31, 2005, 2004 and 2003

•	Notes to Consolidated Financial Statements

(b)	The following unaudited condensed consolidated financial statements of Hector Communications Corporation are filed with this Report as Exhibit 99.2:

•	Condensed Consolidated Balance Sheet as of June 30, 2006

•	Condensed Consolidated Statements of Income for the six months ended June 30, 2006 and 2005

•	Condensed Consolidated Statements of Cash Flows for the six month ended June 30, 2006 and 2005

•	Notes to Unaudited Condensed Consolidated Financial Statements

(c)	Pro Forma Financial Information

The following unaudited pro forma combined financial statements of New Ulm Telecom, Inc. and Hector Communications Corporation are filed with this Report as Exhibit 99.3:

•	Introduction to Pro Forma Combined Financial Information

•	Pro Forma Combined Balance Sheet as of June 30, 2006

•	Pro Forma Combined Statement of Operations for the six months ended June 30, 2006

•	Pro Forma Combined Statement of Operations for the year ended December 31, 2005

•	Notes to Pro Forma Combined Financial Statements

(d)	Exhibits
99.1	Consolidated Financial Statements of Hector Communications Corporation, Years Ended December 31, 2005 and 2004
99.2	Unaudited Condensed Consolidated Financial Statements of Hector Communications Corporation, Six Months Ended June 30, 2006 and 2005
99.3	New Ulm Telecom, Inc. Unaudited Pro Forma Combined Financial Statements as of June 30, 2006 and the year ended December 31, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Ulm Telecom, Inc.
Date: January 12, 2007	By:	/s/ Nancy Blankenhagen
Nancy Blankenhagen Chief Financial Officer